Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Primis Financial Corp. (“Primis”) on Form 10-K/A for the period ending December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of Primis hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that based on their knowledge and belief: 1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Primis as of and for the periods covered in the Report.

/s/ Dennis J. Zember, Jr.

Dennis J. Zember, Jr.

President and Chief Executive Officer

/s/ Matthew Switzer

Matthew Switzer

Executive Vice President and Chief Financial Officer

October 4, 2024